File No. 33-75138

   As filed with the Securities and Exchange Commission on February 27, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /   /

             Pre-Effective Amendment No.                                 /   /

             Post-Effective Amendment No.  5                            / X /

                                          and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /    /

             Amendment No. 7                                          / X /

                           LORD ASSET MANAGEMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

             440 South LaSalle Street, Chicago, Illinois 60605-1028
                     Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code:  (312) 663-8300

       Allan S. Mostoff, Esq.                  Thomas S. White
       Dechert Price & Rhoads                  Thomas White International, Ltd.
       1775 Eye Street, N.W.                   440 South LaSalle Street
       Washington, D.C.  20006                 Chicago, Illinois  60605-1028

                        (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
       X on March 1, 1998 pursuant to paragraph (b) on (date) pursuant to paragraph (a) on (date) pursuant to paragraph (a) of Rule 485

                           LORD ASSET MANAGEMENT TRUST
                              CROSS-REFERENCE SHEET

          Item No.                         Caption

                         Part A

             1                   Cover Page

             2                   Fund Highlights; Expenses; Performance

             3                   Financial Information

             4                   Investment Approach; The Fund in Detail

             5                   The Fund in Detail

             5A                  Not Applicable

             6                   Shareholder Services and Account Policies;
                                 The Fund in Detail; Dividends,
                                 Distributions and Taxes

             7                   Your Account at the Fund; Shareholder
                                 Services and Account Policies

             8                   Your Account at the Fund; Shareholder
                                 Services and Account Policies

             9                   Not Applicable

          Item No.                         Caption

                              Part B

            10                             Cover Page

            11                             Table of Contents

            12                             General Information and
                                           History

            13                             Investment Objective and
                                           Policies

            14                             Management of the Trust

            15                             Principal Shareholders

            16                             Investment Management and
                                           Other Services

            17                             Brokerage Allocation

            18                             Description of Shares

            19                             Purchase, Redemption and
                                           Pricing of Shares

            20                             Tax Status

            21                             Not Applicable

            22                             Performance Information

            23                             Financial Statements

                            PROSPECTUS & APPLICATION

                             THOMAS WHITE WORLD FUND
                           CAPTURING VALUE WORLDWIDESM


March 1, 1998

Thomas White World Fund (the "Fund") seeks long-term capital growth through a flexible policy of investing worldwide. It primarily invests in equity securities, including common and preferred stocks, within developed markets, including the United States, and to a lesser extent, within emerging markets. The Fund is a series of the Lord Asset Management Trust (the "Trust").

Lord Asset Management Trust 440 S. LaSalle Street, Suite 3900, Chicago, IL 60605

Please read this prospectus before investing, and keep it on file for future reference. It contains information that an investor ought to know before investing, including how the Fund invests and the services available to shareholders.

A Statement of Additional Information ("SAI") dated March 1, 1998 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference (it is legally considered a part of this prospectus). The SAI is available free upon request by calling:

1-800-811-0535


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents
Fund Highlights                    2      Fund Goal, Investment Strategy, Those Investors who may Find
                                          the Fund Attractive, and Risks and Potential Rewards

Expenses                           5      Expenses
Financial Information              6      Per Share Table

Investment Approach                7      The Advisor's
                                          Investment Approach
                                   9      Portfolio Diversification and Portfolio Turnover

Performance                       10      Performance

Your Account                      11      Doing Business with the
at the Fund                               Thomas White World Fund
                                  11      How to Buy Shares
                                  13      Choosing Your Account
                                          Registration
                                  17      How to Sell Shares

Shareholder Services              20      Statements and Reports
and Account Policies              20      Share Price
                                  21      Purchases and Redemptions
                                  22      Address Changes and
                                          Telephone Transactions
                                  23      Account Registration Charges

Dividends, Distributions          24      Distribution Options and Taxes
and Taxes                         25      Foreign Income Taxes

The Fund in Detail                26      Organization and Management
                                  27      Custodian, Transfer Agent
                                          and Expenses
                                  27      Securities, Investment
                                          Practices and Risks

Contacting the Fund               35      Addresses, Phone Number and Web-Site

AN IMPORTANT PHONE NUMBER
All Shareholder Services: 1-800-811-0535

Fund Highlights
Fund Goal
The Thomas White World Fund seeks long-term capital growth.

Investment Strategy
The Fund primarily invests in equity securities, including common and preferred stocks, although it may occasionally hold fixed-income or other securities. Generally, equity investments will represent a diversified portfolio of companies located in the world's developed countries, including the United States. There will also be a small portion of the assets in a diversified portfolio of companies from the emerging market countries. The Fund seeks to own attractively-priced companies that Thomas White International, Ltd., the Fund's investment advisor, thinks will benefit from favorable long-term economic, social and political trends.

Management
Thomas White International, Ltd. (the "Advisor") chooses investments for the Fund. Thomas S. White, Jr. is the Fund's portfolio manager and has been so since its inception. The Advisor takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is wholly owned by the Advisor. It has numerous experienced security analysts that perform ongoing investment valuation work on three thousand global companies in forty-seven countries. The Institute's monthly global equity valuation publications are produced for use by its clients, who are asset management organizations worldwide.

Those Investors who may Find the Fund Attractive The Fund is designed for individuals with long-term investment horizons who want growth of capital rather than current income.

World, or global, funds characteristically obtain smoother performance than foreign, or international, funds. This is because world funds have a portion of their assets in U.S. securities. This exposure produces broader investment and portfolio diversification.

Investing directly in foreign markets is impractical for most investors because of the complexity of doing research and making transactions. Investors must deal with brokers in different time zones, arrange for available foreign currency, coordinate widely varying settlement dates, follow local regulations, account for dividend tax withholding reclaims, etc. The Fund manages these areas for its shareholders. The shareholders of the Fund have a diversified worldwide investment portfolio that is actively managed by experienced professionals. The Fund represents a practical, low cost, 100% no-load vehicle. It enables the individual ownership of an extensive worldwide investment portfolio.

Risks and Potential Rewards
Shareholders should understand that all investments involve risk. There can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained.

The value of the Fund's investments, and therefore investment performance, will vary from day to day. Borowing by the Fund, if any, may tend to exaggerate this effect. Performance depends on the manager's skill in selecting stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than the price you paid for them.

Did you know?

The Fund's investment advisor, Thomas White International, Ltd., also manages portfolios for institutional clients in Europe, the United Kingdom, the U.S. and Japan. The portfolio manager, Thomas White, takes full advantage of the extensive resources of the Global Capital Institute, a wholly owned investment research organization. The Institute's professionals do ongoing valuation-based security analysis on three thousand global companies in forty-seven countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

The Fund will generally be fully- invested in equity securities, including common and preferred stocks. History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short term, stock performance may be volatile and unpredictable, and may produce more negative annual returns than other asset classes. Moreover, holding foreign companies can entail taking more risk than owning the stocks of domestic companies.

Thomas White International recognizes the above risks and attempts in its management of the Fund to moderate them. It believes that a professionally structured and carefully monitored world portfolio can reduce the risks associated with single-country, less-diversified equity portfolios. The Fund is designed for investors who want to improve the return and risk profile of their equity portfolios by having some exposure to foreign investing. Its objective is to compliment, through diversification, single-country, domestic equity investing. It considers itself in competition with other foreign equity funds. The Fund attempts to configure its portfolio to moderate the natural volatility of equities, but its success in doing so cannot be assured.

The Fund is managed with a goal of producing long-term capital gains so as to minimize investor taxation. Current income is only a byproduct of the Advisor's investment process, and is not a primary objective.

See "Your Account with the Fund" for how to buy and redeem shares.

The Thomas White World Fund is designed to take advantage of the positive changes occurring in the world today.

These forty-seven countries contain over 3,000 companies that are valued by our analysts. Shareholders are partial owners of over 200 of the most undervalued of these firms. Whether you realize it or not, the Fund's shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.



DEVELOPED MARKETS

EUROPE
   Austria
   Belgium
   Denmark
   Finland
   France
   Germany
   Ireland
   Italy
   Netherlands
   Norway
   Spain
   Sweden
   Switzerland
   United Kingdom

NORTH AMERICA
   Canada
   United States

PACIFIC
   Australia
   Hong Kong
   Japan
   New Zealand
   Singapore


EMERGING MARKETS

GREATER EUROPE
   Czech Republic
   GreecePortugal
   Hungary        Russia
   PolandTurkey

MIDDLE EAST
   Israel

AFRICA
   South Africa

LATIN AMERICA
   Argentina      Mexico
   Brazil         Peru
   Chile          Venezuela
   Colombia

INDIAN SUBCONTINENT
   India
   Pakistan
   Sri Lanka

FAR EAST
   China          Philippines
   Indonesia      Taiwan
   Korea          Thailand
   Malaysia

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White
International, the Fund's investment advisor. The Institute's professionals perform ongoing valuation-based security analysis on over 3,000 global companies in forty-seven countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

Expenses
Shareholder Transaction Expenses are charges paid when you buy or sell shares of the Fund.

Maximum sales charge
on purchases and reinvested
dividends                        None

Deferred sales charge            None

Redemption fee                   None

Annual fund operating expenses. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services and other activities. The Fund's expenses are subtracted daily and are therefore factored into the share price as reported; expenses are not charged directly to shareholder accounts.

The following are based on historical expenses, and are calculated as |a percentage of average daily net assets

The Fund's total expense ratio is 1.47% compared to the average net expenses of 1.99% for the 131 world stock funds rated in the Morningstar Principia Database on January 31, 1998.

THOMAS WHITE WORLD FUND
Annual Fund Operating Expenses

Management fee.................1.00%

12b-1 fee........................None

Other Expenses..................0.47%

Total fund
operating expenses.............1.47%*

Example: Assume that the Fund's annual return is 5%, and that its operating expenses are exactly as shown in the column above. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

THOMAS WHITE WORLD FUND

After 1 year.....................$15

After 3 years....................$47

After 5 year.....................$81

After 10 years...................$176

The examples set forth above should not be considered a representation of future aggregate expenses of the Fund, and actual expenses may be greater or less than those shown. Use of this assumed 5% return is required by the Securities and Exchange Commission; ("SEC") it is not an illustration of past or future investment results.

*The Advisor has agreed to reimburse the Fund for its current fiscal year to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets.

Financial Information
Thomas White World Fund

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the past three years and the period from June 28, 1994 (Inception) to October 31,1994, appears in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call 1-800-811-0535.

                                                                    Period from

                                                                   June 28,1994

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For a share outstanding throughout the period  Year ended October 31(Inception) to

                                        1997       1996      1995  Oct. 31, '94

Net Asset Value, beginning of period      $12.33     $11.31    $10.50    $10.00

Income From Investment Operations
   Net investment income                  0.20       0.19      0.19      0.06
   Net realized and unrealized gain       1.65       1.51      0.71      0.44

Total from investment operations          1.85       1.70      0.90      0.50
Less Distributions
   From net investment income             (0.19)     (0.20)    (0.09)    -
   From net realized gains                 (0.76)     (0.48)   -         -
   Total distributions                    (0.95)     (0.68)    (0.09)    -

Change in net asset value for the period  0.90       1.02      0.81      0.50
Net Asset Value, end of period            $13.23      $12.33   $11.31    $10.50


Total Return                         15.80%     15.63%      8.65%     5.00%**

Ratios/Supplemental Data
Net assets at end of period (in thousands)$47,996$39,157  $32,979   $13,928
Ratio to average net assets:
   Expenses (net of reimbursement)     1.47%       1.50     1.49%     1.50%*+
   Net investment income               1.60%      1.63%     2.08%     1.79%*
Portfolio turnover rate               48.19%     51.22%    64.54%     1.01%

Average commission rate
   paid (per share):++                $0.0055   $0.0337   $0.0303     $0.0618

*  Annualized

** Not Annualized

+ In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.

++ Required by regulations issued in 1995.

Investment Approach
The Advisor's investment approach suggests that this Fund is appropriate for conservative investors who believe that foreign equity exposure will, as it has in the past, improve the return-risk profile of an equity portfolio.

This Fund is not for everyone. It has been designed by an experienced investment advisor to be valuable to private investors who have long-term savings and investment goals. It is best used by the person who recognizes the importance of designing a lifetime investment plan and wants to save regularly and invest those savings in a disciplined fashion. The Fund's shareholder communications are addressed to this type of prudent investor in an attempt to assist their particular needs and questions.

The Fund seeks to attract investors who will become increasingly comfortable with the Advisor's investment approach and remain shareholders for the entire life of their investment plans.

The Fund employs a valuation- based investment approach that Thomas White, the portfolio manager, has used successfully over many years. The Advisor attempts to obtain strong investment performance, but only within the context of conservative investment management. The Advisor seeks below average portfolio turnover, low portfolio volatility and superior returns in difficult market environments.

The Advisor believes that this style of investing is more likely to sustain superior returns over longer periods. This style may not be considered aggressive enough by many who are willing to take greater risks for greater rewards, despite the irregular returns and high volatility that go with such an approach. The Thomas White World Fund is therefore not appropriate for aggressive, short-term investors.

The Fund should be used by individuals who want to improve the return-risk profile of their combined investments by having exposure to foreign investing. It is designed for use as the international equity fund within a multi-fund portfolio because it compliments domestic equity funds. Thomas White
International's private clients have between 15% and 35% of their equity portfolios in world funds.

Investment Techniques
Thomas White International's preference for below average portfolio turnover and stable portfolios is reflected in an emphasis on stock selection and extensive country diversification.

Stocks typically are held for eighteen months to three years. Occasionally, however, securities purchased on a long-term basis may be sold within eighteen months after purchase due to a change in the circumstances of the company or industry fundamentals, or in the general market or economic conditions.

THE WORLD INDEX HAS A MORE STABLE RETURN

PATTERN THAN ANY OF ITS COMPONENT REGIONS

    MSCI    These Index Returns are in U.S. Dollars. Five-Year Regional
   INDICES Performances Success is Ordered from #1 (Best) to #4 (Worst).
  FIVE-YEAR
   PERIOD      WORLD      EUROPE       USA        JAPAN      PACIFIC
   RETURNS                                                  EX JAPAN
  1970-1974      -1.3%     -0.9%(#2)   -3.4%(#3)   16.0%(#1)  -6.2%(#4)
  1975-1979      16.0%     18.9%(#2)   13.3%(#4)   18.8%(#3)  27.5%(#1)
  1980-1984      12.4%     6.1%(#3)    14.5%(#2)   17.0(#1)   4.1%(#4)
  1985-1989      28.0%     32.3%(#2)   19.8%(#4)   41.4%(#1)  22.4%(#3)
  1990-1994      4.2%      7.0%(#3)    9.2%(#2)    -3.4%(#4)  15.3%(#1)
  1995-1997      17.1%     22.6%(#2)   32.0(#1)    -13.3%(#3) -15.0%(#4)
  1970-1997      12.2%     13.3%       12.5%       14.4%      11.6%
*Source:Global Capital Institute

The table above presents the performance of the global stock markets from January 1, 1970, to December 31, 1997.

Returns are shown in a series of five-year periods, except for the current three-year period. The world's returns are followed by those of its four component regions.

Regional performance is highlighted using ranks from #1 (best) to #4 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance. that the world and its regions all have quite similar long-term records. But observe that the world index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects the Advisor's belief that shareholders will benefit from smoother world performance. A more stable portfolio encourages investors to stay the course in falling market environments. This promotes success in reaching long-term investment goals.

The Fund invests primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. These equity securities may be of any nation. The Fund may purchase foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts
(EDRs), or other securities representing underlying shares of foreign issuers. The Fund may also invest in any other type of security, including debt securities.

Under normal market conditions, the Fund will invest in at least ten countries.

If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, the Fund may hold cash or cash equivalents, or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive strategy.

Though not a standard procedure, the Fund may use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of the Fund's portfolio. These techniques include borrowing securities, buying and selling options, futures contracts, or options on futures contracts, or entering into forward foreign currency exchange contracts. Borrowing may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio.

Portfolio Diversification
In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of assets represented by its ten largest holdings. According to the Morningstar Principia Database, as of January 31, 1998, the average world stock mutual fund had 22.8% of its assets invested in its ten largest holdings. At the same time, the Fund had only 11.6% of its assets invested in its ten largest holdings.

Portfolio Turnover
Before investing in a mutual fund, investors should consider its portfolio turnover rate. The portfolio turnover rate is an indication of how long the manager holds securities in the portfolio. For example, if the portfolio turnover rate is high (for example, 100% or more), then the average holding period is one year. If the portfolio turnover rate is 50%, then the average holding period would be two years. Funds with low portfolio turnover rates have lower brokerage and other transaction costs, and the tax rates attached to the capital gains they generate may be lower. According to the Morningstar Principia Database, the average portfolio turnover rate for a world stock mutual fund is 94% as of January 31, 1998. The Fund had a 52% portfolio turnover rate for the year ended January 31, 1998.

Performance
Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual returns smooth out variations in performance; they are not the same as actual year-by-year results.

Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.

The Fund sometimes shows its performance compared to stock indexes (described in the statement of additional information), or gives its ratings or rankings determined by an unrelated organization.

Information about the performance of the Fund is contained in the Annual Report to Shareholders, which may be obtained free of charge by calling 1-800-811-0535.

The No-Load Advantage

o Thomas White World Fund is 100% no-load, which means that all of your money goes to work for you immediately. There are no sales charges, no 12b-1 fees and no back-end load fees, so all of your dollars are invested at net asset value. The Fund typically invests in companies for longer holding periods, so the frequency of its purchases and sales is below average. Lower portfolio turnover helps to reduce trading costs and shareholders' taxes.

Fund Facts

o   The Fund was opened to investors on June 28, 1994.

o The professionals at the Fund's advisor maintain a strong ethics policy that restricts them from buying all common stocks. Ethics policies are in place to assure Fund shareholders that potential conflicts of interest are minimized and monitored.

o Thomas White International, Ltd., the advisor to the Fund, sells research to institutional money managers worldwide.

Your Account with the Fund
Doing Business with the Thomas White World Fund
The Fund provides customers with service Monday through Friday, except holidays, from 8:00 a.m. to 7:00 p.m. Chicago (central) time.

Call 1-800-811-0535:

o    For  help  in  setting  up  your  account,  prices,   literature,  or  Fund
     information;

o    For help with existing Individual Retirement Accounts ("IRAs");

o To add to your existing account or to redeem shares by phone or call our transfer agent by 3:00 p.m. Chicago (central) time;

o For your last 5 transactions, current net asset value ("NAV"), current account value and dividend distribution. Our automated phone system can provide information 24 hours a day.

How to Buy Shares
You can open a new account by mailing in an application with your check or money order.

After your account is open, you may add to it by:

o mailing a check or money order with the stub from one of your account statements or a letter containing your name and account number.

o enrolling in the Automatic Investment Plan, which enables automatic monthly or quarterly purchases directly from your bank account;

o moving money from your bank by telephone if you participate in the Telephone Purchase Plan;

o    wiring money from your bank;

You must make your telephone purchases by 3:00 p.m. Chicago (central) time.

If you are investing through an IRA for the first time, you will need a special application. Call 1-800-811- 0535 to receive information and an application for an IRA. For both initial and subsequent IRA investments, please indicate the year for which the investment is being made.

MINIMUM INVESTMENTS
To open an account         $2,500

To open an IRA             $1,000

To open an Automatic
Investment Account         $1,000

To open a spousal IRA      $  200

To add to an account       $  100

If you sign up for the Automatic Investment Plan and later wish to change the amount or frequency of your automatic investments, or stop future investments, you may do so by simply calling us at 1-800-811-0535 at least one week prior to your next scheduled investment date.

Shares of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased in this manner, the Processing Intermediary, rather than its customer, may be the shareholder of record of the shares. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund.

Investors may be charged a fee if they effect transactions in Fund shares through a broker, agent, or other Processing Intermediary. In addition, the Advisor may, from time to time, make payments to Processing Intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and Shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Fund or its shareholders.

CHOOSING YOUR ACCOUNT
REGISTRATION


Individual or Joint Ownership
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

Gift or Transfer to a Minor (UGMA, UTMA) To invest for a minor's education or other future needs

These custodial accounts provide ways to give money to a minor. The account application must include the minor's social security number.

Trust or Established Employee Benefit or Profit-Sharing Plan
For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened.

Corporation or Other Entity
For investment needs of corporations, associations, partnerships, institutions, or other groups

You will need to send a certified corporate resolution with your application.

RETIREMENT
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. IRAs require a special application (call 1-800-811-0535); lower minimum investments apply.

o Individual Retirement Accounts (IRAs), including Roth IRAs, allow anyone of legal age and under 701 1/42 with earned income to save up to $2,000 per tax year. If your spouse has (or elects to be treated as having) earned income of less than $250 your spouse may invest in a "Spousal IRA." Each account is subject to the $2,000 maximum; the maximum for your combined accounts is $4,000.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Simplified Employee Pension Plans (SEP-IRAs) allow small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.

o Savings Incentive Match Plan for Employees (SIMPLE)- Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non-elective contribution of 2% of pay for each eligible employee.

     Other retirement plans- The Fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. The Fund does not offer prototypes of these plans.

HOW TO BUY SHARES OF THE FUND
Mail

To open an account:

o Complete and sign the application. Make your check payable to "Thomas White World Fund." Mail to the address on the application, or for overnight delivery:

       Thomas White World Fund
       Shareholder Services Center
       615 East Michigan Street
       3rd Floor
       Milwaukee, WI 53202

To add to an account:

o Make your check payable to "Thomas White World Fund" and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.

Phone 1-800-811-0535

To open an account:

o You may only open a new account by phone if you wire your investment to the Fund. See the section "Wire" on the next page.

To add to an account:

o Use the Telephone Purchase Plan to transfer funds from your bank account. Call first to verify that this service is in place on your account. (This service is not available for IRAs).

You must make your telephone purchases by 3:00 p.m. Chicago (central) time.

Automatic Investment Plan


To open an account:

o You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account:

o If you would like to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.

Guidelines
o    Your bank must be a member of Automatic Clearing House (ACH).
o If the transfer is from a checking account, this application must be accompanied by a voided check.
o If the transfer is from a savings account, this application must be accompanied by a withdrawal slip.
o Application must be received, with initial investment, at least 15 business days prior to initial ACH transaction.
o If the automatic purchase cannot be made due to insufficient funds, a $15 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.
o    This plan will terminate upon redemption of all shares in your account.

Wire


To open an account:

o If you make your initial investment by wire you must fill out an application marked "follow-up" and send it to our transfer agent. The application must be received before any of the purchased shares can be redeemed. Prior to wiring your investment to the Fund, call and establish an account to ensure the Transfer Agent correctly credits your account.

To add to an account:

o  Wire to:
   Firstar Bank Milwaukee, N.A
   ABA Number 07500-0002
   Trust Funds,
     Acct Number 112-952-137
   For further  credit to Thomas White World Fund
   (Investment  account  number)
   (name or account registration)

How to Sell Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your redemption request is received in good order. Good order may include, among other items, verification of any recent address or bank account changes and conformation of payment for recent purchases. See "Shareholder and Account Policies" for more information about share price.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535.

The Telephone Redemption Plan
lets you redeem shares by phone. You must make your telephone redemptions by 3:00 p.m. Chicago (central) time. You must have selected this option on your application. The proceeds will be sent to your bank account via the ACHnetwork. This generally takes 2-3 business days. If you have changed the address on your account by telephone within 30 days of the request, this service is not available.

For a $12 fee the proceeds can be wired to your bank. If the proceeds are wired, your bank account will be credited the following business day. You must designate a bank account on your purchase application, or in writing with a signature guarantee, to have the the proceeds of a redemption wired.

Selling Shares in Writing
Please send a letter with:
o your name;
o your Fund account number;
o the dollar amount or number of shares to be redeemed; o any other applicable requirements listed in the table on the page 19.

Mail your letter to:
  Thomas White World Fund  c/o Firstar Trust Co.
  P.O. Box 701
  Milwaukee, WI 53201-0701

If you are using overnight mail:
   Thomas White World Fund
   Mutual Fund Services
   615 E. Michigan St.
   3rd Floor
   Milwaukee, WI 53202

Certain requests must include a signature guarantee, designed to protect you and the Fund from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o    you wish to redeem more than $50,000 worth of shares;

o your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

o your address has changed within the last 30 days and you would like to redeem shares;

o the check is being mailed to an address different from the one on your account (record address);

o    the check is being made payable to someone other than the account owner; or

o you are instructing the Fund to wire the proceeds to a bank or brokerage account and have not signed up for the Telephone Redemption Plan.

The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Purchase Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

The price at which your shares will be redeemed is determined by the time of day our transfer agent receives your redemption request. The price per share is always the next NAV per share calculated after your redemption request, including any required signature guarantee or supporting documents, is received. The Fund calculates the NAV as of Closing Time on each day the New York Stock Exchange (NYSE) is open for trading. Closing Time is the close of regular session trading on the NYSE, which is usually 3:00 p.m. Chicago (central) time, but is sometimes earlier.

To redeem at today's price:

o Use the Telephone Redemption Plan to call your redemption request in before Closing Time.

o Have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to our transfer agent before Closing Time.

HOW TO SELL SHARES OF THE FUND
Phone 1-800-811-0535
All accounts except IRAs

     To  verify  that  the  Telephone   Redemption   Plan  is  in  place,   call
     1-800-811-0535. This may be selected on the application.

You must make your telephone redemptions by Closing Time, which usually is 3:00 p.m. Chicago (central) time.

Mail
Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA

o The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

IRAs
o The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.

Trust
o The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee's name, provide a copy of the trust document certified within the last 30 days.

Business  or  Organization
o The person or persons authorized by corporate resolution to act on the account must sign, in that person's official capacity, the redemption request on the corporation's stationery

o Include a corporate resolution certified within the last 30 days if the amount to be redeemed exceeds $50,000.

Executor, Administrator, Conservator, Guardiantion
o    Call 1-800-811-0535 for instructions.

Wire
All account types except IRAs
o You must sign up for payment of redemptions by wire before using this feature. Call to verify that this service is in place - 1-800-811-0535.

o    There  is a $12  fee  for  this  service.

You must make your telephone redemptions by Closing Time, which usually is 3:00 p.m. Chicago (central) time.

Note: Some redemptions require signature guarantees. Please see page 17.


Shareholder  Services and Account Policies
Statements and reports that the Fund sends to you include:

o Confirmation statements (after every transaction in your account or change in your account registration)

o    Year-end account statements

o    Quarterly statements

o    Annual and Semi-annual Reports

o    Prospectus  updates

If you would like us to send duplicate statements to someone, simply call us at 1-800-811-0535, and we can take your request over the phone.

If you need copies of your historical account information, please call 1-800-811-0535. There is a $15 fee per account charged for transcripts going back more than three years from the date the request is received by the Fund.

Share Price
The Fund is open for business each day the New York Stock Exchange (NYSE) is open. The offering price (price to buy one share) and redemption price (price to sell one share) are the Fund's NAV calculated at the next Closing Time after receipt of your order.

The Fund's Net Asset Value is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of 3:00 p.m. Chicago (central) time, if that is earlier. That value is then converted into the U.S. dollar equivalent using foreign exchange rates in effect at noon of that day. The exception to this policy is Canadian securities, which are converted into their U.S. dollar equivalent at the close of the Canadian market (3:00 p.m. Chicago (central) time under normal conditions).

Securities for which market quotations are not readily available and other assets are valued at fair value as determined by Thomas White International using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

Your purchase or redemption of Fund shares will be priced at the next NAV calculated after your investment (including the application, if for a new account, and the money) or redemption request is received and your account is in good order. An order received before Closing Time will get that day's price. All orders received after Closing Time will receive the next day's NAV.

Purchases

o All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not open an account with a third party check.

o    The Fund does not accept cash or credit cards.

o If payment for your check or telephone order does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or its transfer agent incurs.

o    Your  Automatic   Investment  Plan  and  Telephone  Purchase  Plan  may  be
     immediately terminated in the event that any item is unpaid by your financial institution.

o When you make a purchase by telephone, the money is ordinarily drawn from your bank account the day after you call and the Fund shares purchased are at the NAV calculated after the money is transferred.

At the discretion of the Fund, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. See the SAI for further information.

Investors who make excessive moves in and out of the Fund generate additional costs that fall upon all the Fund's shareholders. To minimize such costs, the Fund reserves the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of the Fund.

Redemptions
o Normally, redemption proceeds will be mailed within seven days after the transfer agent receives a request for redemption.

o The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Purchase Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

o If you elected to participate in the Telephone Redemption Plan, payment will be sent to your bank with the ACHnetwork. It generally takes 2-3 business days for the proceeds to be credited to your bank account. If you would like the proceeds to be wired to your bank account, there is a $12 fee for this service. In addition, your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

o Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. Call 1-800-811-0535 for more information.

If the value of your account falls below $2,500, due to redemptions, the Fund reserves the right to close your account and send the proceeds to you. In addition, the Fund may involuntarily redeem the shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption will be sent to the investor's address of record. A date at least 30 days after the mailing date will be set and shares will be redeemed at net asset value at the close of business on that date, unless sufficient additional shares are purchased to bring the account value up to $2,500 or more, or unless a certified taxpayer identification number (or such other information as the Fund has requested) has been provided, as the case may be. A check for the redemption proceeds will be mailed to the investor at the address of record.

If checks representing redemption proceeds or dividend and capital gains distributions are returned "undeliverable" or remained uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, your cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

Address Changes
You may change your address by calling 1-800-811-0535. The Fund will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

Telephone Transactions
(For your protection, all transactions are completed over a recorded line.) You may initiate the following transactions by telephone:

o  Change your address;

o  Request duplicate statements to be sent to someone you designate;

o  Request a current account statement;

o Purchase shares through the Telephone Purchase Plan (plan must be pre-established);

o Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and your address of record must not have changed in the last 30 days);

o Redeem shares and have proceeds credited to your bank account if enrolled in the Telephone Redemption Plan (not available for IRA accounts);

o Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

o    Add or discontinue the Telephone Redemption privilege to your account;

o    Change your distribution option (does not apply to IRA accounts);

o Exchange money from an individual account to an existing IRA account with an identical registration;

o Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

The Fund will not be responsible for any losses resulting from unauthorized or fraudulent transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to initiate purchase or redemption transactions by telephone, decline these privileges on your account application or call the Fund for instructions at 1-800-811-0535.

If you are unable to reach the Fund by phone (for example during periods of unusual market activity), consider placing your order by mail.

Account Registration Changes
From time to time you may find it necessary to make changes to your account privileges or registration. The following easy-to-use shareholder forms are available upon request by calling 1-800-811-0535:

To accomplish this:

For changes to account privileges

For re-registering your current account

For changes to your IRA beneficiary designations

For transferring money from an IRA account with another institution to the Fund

For redeeming shares from your IRA account

Please request this form:

o  Application

o  Application

o  Change of Beneficiary

o  IRA Transfer Form

o  IRA Withdrawal Form

Dividends, Distributions, and Taxes
The Fund distributes substantially all of its net income and realized capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution option, call us at 1-800-811-0535.

The Fund offers four options:

o Your income dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.
o You will be sent a check for each income dividend and capital gain distribution.
o Your capital gain distributions will be automatically reinvested, but you will be sent a check for each income dividend.
o Your income dividends will be automatically reinvested, but you will be sent a check for capital gain distributions.
For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax penalties if you are under 591 1/42 years old. After you are 591 1/42, you may request payment of distributions in cash. When you reinvest, the reinvestment price is the Fund's NAV at Closing Time on the reinvestment date.

Taxes
As with any investment, you should consider how your investment in the Fund will be taxed. If your account is a tax-deferred account, for example, an IRA or an employee benefit plan account, the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules.

Taxes on Distributions
Each year, the Fund intends to elect and qualify for treatment as a regulated investment company under the Internal Revenue Code. As such, the Fund intends to distribute to shareholders substantially all of its net investment income and realized capital gains, which generally will be subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if they were received by you on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as capital gains, but the rate of tax will vary depending upon the Fund's holding period of the assets whose sale gives rise to the gain. Every January, the Fund will send you and the IRS a statement, called a Form 1099, showing the amount of each taxable distribution you received in the previous year.

Taxes on Transactions
Your redemptions - including exchanges between accounts - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, we will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a year-end statement every January. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain, and if so, the amount of tax to be paid.

Understanding Distributions:

As a Fund shareholder, you are entitled to your share of the Fund's net income and any net gains realized on investments.

The Fund's income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gain distributions.

All dividends and distributions, whether received as cash or reinvested in the Fund, are subject to tax.

Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Foreign Income Taxes
Investment income received by the Fund from sources within foreign countries may by subject to foreign income taxes withheld at the source.

If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund; this information will be sent to you as part of your annual Form 1099.

When you sign your account application, you will be asked to certify that:

o    your Social Security or taxpayer identification number is correct, and

o that you are not subject to 31% backup withholding for failing to report income to the IRS.

If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

The Fund in Detail

Organization
Thomas White World Fund is a diversified series of Lord Asset Management Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently has one series of Shares, which is a mutual fund: the Thomas White World Fund. The Trust is a Delaware business trust organized on February 9, 1994.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

The Trust is governed by a Board of Trustees, who are responsible for protecting the interests of the shareholders of the Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Fund. A majority of Trustees are not otherwise affiliated with the Fund or Thomas White International.

The Fund may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

As of January 31, 1998, John W. Galbraith owned a controlling interest of the Fund.

Management
The Fund is managed by Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605. The Advisor chooses the Fund's investments and handles its affairs, under the direction of the Board of Trustees. The Advisor provides the Fund with investment research, advice, supervision and certain overhead items and facilities. Thomas White International provides investment management and advisory services to both a domestic and international client base, including trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

Thomas S. White, Jr., the Fund's portfolio manager and Chairman of Thomas White International, has been managing investments over the past thirty-one years. Mr. White founded Thomas White International in June of 1992. Before that he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he founded in 1982. Further information concerning the Advisor is included under the heading "Investment

Management and Other Services" in the SAI.

Custodian
State Street Bank and Trust Company is the Fund's custodian.

Transfer Agent
Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202, serves as transfer agent and monitors compliance with state laws.

Expenses
Like all mutual funds, the Fund pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price and dividends.

The Fund pays a management fee, equal to 1.00% of the fund's average daily net assets on an annual basis, to Thomas White International for managing its investments and business affairs. See "Expenses and Performance."

The Fund pays the management fee to the Advisor and the fees of its custodian, transfer agent, auditors, and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of Trustees who are not otherwise affiliated with the Fund or Thomas White International.

Brokerage Commissions
The receipt of research services from a broker and the sale of Fund shares by a broker are factors that may be taken into account in allocating securities transactions, so long as the prices and execution provided by the broker equal the best available within the scope of the Fund's brokerage policies.

Securities, Investment Practices, and Risks
The following pages contain more detailed information about types of investments the Fund may make, and strategies Thomas White International may employ in pursuit of the Fund's investment objective, including information about the associated risks and restrictions. The Fund's investment objective and certain investment restrictions set forth under "Investment Objective and Policies - Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this Prospectus are not fundamental, and may be changed by the Board of Trustees without shareholder approval.

Thomas White International may not buy all of these instruments or use all of these techniques to the full extent permitted, unless it believes that doing so will help the Fund achieve its goal.

Equities
Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to be unpredictable in the short term.

Foreign Securities
International investing allows you to achieve greater diversification and to take advantages of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those in the U.S., and risks which may in some ways be greater than in U.S. investments, including:

o    fluctuations  in  exchange  rates  of  foreign  currencies;
o    less public information with respect to issuers of securities;
o less governmental supervision of stock exchanges, securities brokers, and issuers of securities;
o    different accounting, auditing, and financial reporting standards;
o    different settlement periods and trading practices;
o less liquidity, frequently greater price volatility, and higher transaction costs;
o    imposition of foreign taxes; and
o sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Investing in countries outside the U.S. also involves political risk. A foreign government might:

o    restrict investments by foreigners;
o    expropriate assets;
o    seize or nationalize foreign bank deposits or other assets;
o    establish exchange controls; or
o    enact other policies that could affect investment in these nations.

Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as:

o    growth of gross domestic product;
o    rates of inflation;
o    currency depreciation;
o    capital reinvestment;
o    resource self-sufficiency; and
o    balance of payments positions.

Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities marketsof those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

Under normal market conditions the Fund will hold no more than fifteen percent of its net assets in emerging market securities.

Depositary Receipts
ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Depositary Receipts may involve many of the risks of other investments in foreign securities, as discussed above. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts (other than ADRs) will be deemed to be investments in the underlying securities.

Debt Securities
Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

The Fund is authorized to invest in medium quality or high risk, lower quality debt securities that are rated in any rating category by Standard & Poor's Rating Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or which are not rated by S&P or Moody's. Securities rated below "investment grade," i.e. rated below Baa by Moody's or BBB by S&P are described as "speculative" by both Moody's and S&P. Such securities, as well as unrated securities determined to be of comparable quality, are sometimes referred to as "junk bonds" and may be subject to greater market fluctuations, less liquidity and greater risks. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Fund will not invest or hold more than 5% of its net assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, of equivalent investment quality as determined by Thomas White International.

The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower-quality debt securities would be consistent with the interests of the Fund and its shareholders. High risk, lower-quality debt securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund may also invest in "Brady Bonds," which are debt obligations created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with restructuring the debt of these entities. For more information about Brady Bonds, see the SAI.

Futures Contracts
The Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objective and Policies -Futures Contracts" in the SAI. The Fund will limit its use of futures contracts so that no more than 5% of that Fund's total assets would be committed to initial margin deposits or premiums on such contracts. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

Temporary Investments
The Fund may, because of adverse market conditions, decide to take a temporary defensive position, subject to the restrictions explained in the SAI. The Fund may invest up to 100% of its total assets in the following instruments:

o  Cash;

o Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. government or the governments of foreign countries or their agencies;

o  Finance company and corporate commercial paper;

o  Other short-term corporate obligations;

o Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks;

o Repurchase agreements with banks and broker-dealers with respect to the above listed securities.

Repurchase  Agreements
When the Fund purchases a security from a U.S. bank or registered broker-dealer, it may simultaneously enter into a repurchase agreement. This means the seller agrees to repurchase the security at a specified time and price. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. All repurchase agreements entered into by the Fund will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. Although the Fund may enter into repurchase agreements, it has no present intention of doing so.

Options on Securities or Indices
The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a put or call option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.

The value of the underlying securities and securities indices on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets.

Forward Foreign Currency Contracts and Options on Foreign Currencies
The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund generally will not enter into a forward contract with a term of greater than one year.

The Fund generally will enter into forward contracts only under two circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into forward contract.

The Fund also may use a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. This second investment practice is generally referred to as "cross-hedging." The Fund may cross-hedge with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, Thomas White International may aggregate those positions as to the currency being hedged.

The Fund has no limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, as long as the amount of assets set aside to cover forward contracts would not impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Like other kinds of options, however, the writing of an option on a foreign currency creates only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates. If, however, the rate moves adversely to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

Other Investment Companies
Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such circumstances unless, in the judgment of Thomas White International, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

The Fund may invest in shares of closed-end investment companies. Generally, this would not exceed 10% of the Fund's net assets.

Borrowing
The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's NAV. Borrowings will be subject to interest and other costs. For further details see the SAI.

Loans of  Portfolio  Securities
The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and which may be subject to abrupt and erratic price movements. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuent to Rule 144A under the Securities Act of 1933 that the Advisor determines to be liquid in accordance with guidelines established by the Board of Trustees. The Fund has a separate policy that no more than 10% of its net assets may be invested in restricted securities which are securities restricted as to resale, including Rule 144A securities. Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories, described in the SAI.

CONTACTING THE FUND

Mail

Thomas White World Fund
c/o Firstar Trust Co.
P.O. Box 701
Milwaukee, WI 53201-0701

Thomas White World Fund
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Thomas White International, Ltd.
440 S. LaSalle Street, Suite 3900
Chicago, IL 60605

o for regular mail delivery, including purchases, redemptions, and IRA contributions

o    for overnight deliveries of purchase, redemptions, or IRA contributions

o    the Fund's Investment Advisor


Phone


1-800-811-0535

o for Fund information, account balances, literature, prices, and performance information

o    for telephone purchases and redemptions, and for IRA information

Customer service is available on business days from 8:00 a.m. to 7:00 p.m. Chicago (central) time. Telephone requests for purchase and redemptions from the Fund generally must be made by 3:00 p.m. Chicago (central) time.

Web-Site

Please visit our Web-Site to learn more about the Thomas White World Fund and Thomas White International Ltd.

http://www.thomaswhite.com

                            THOMAS WHITE FUNDS FAMILY

                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1998 IS NOT A PROSPECTUS. IT SHOULD BE
                 READ IN CONJUNCTION WITH THE PROSPECTUS OF THE
                   THOMAS WHITE WORLD FUND DATED MARCH 1, 1998
                              WHICH MAY BE OBTAINED
                         WITHOUT CHARGE UPON REQUEST TO
                          THE THOMAS WHITE FUNDS FAMILY
                      440 SOUTH LASALLE STREET, SUITE 3900
                          CHICAGO, ILLINOIS 60605-1028
                            TELEPHONE: 1-800-811-0535
                            TELECOPY: (312) 663-8323

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY...........................................2
INVESTMENT OBJECTIVES AND POLICIES........................................2
   Investment Policies....................................................2
   Repurchase Agreements..................................................2
   Loans of Portfolio Securities..........................................2
   Debt Securities........................................................2
   Futures Contracts......................................................3
   Options on Securities, Indices and Futures.............................4
   Foreign Currency Hedging Transactions..................................6
   Foreign Market Risks...................................................7
   Brady Bonds............................................................8
   Illiquid and Restricted Securities.....................................8
   Investment Restrictions................................................9
   Additional Restrictions...............................................10
   Risk Factors..........................................................11
   Trading Policies......................................................12
MANAGEMENT OF THE TRUST..................................................12
PRINCIPAL SHAREHOLDERS...................................................14
INVESTMENT MANAGEMENT AND OTHER SERVICES.................................15
   Investment Management Agreement.......................................15
   Management Fees.......................................................16
   Transfer Agent........................................................16
   The Investment Manager................................................16
   Custodian.............................................................17
   Legal Counsel.........................................................17
   Independent Accountants...............................................17
   Reports to Shareholders...............................................17
BROKERAGE ALLOCATION.....................................................17
PURCHASE, REDEMPTION AND PRICING OF SHARES...............................19
TAX STATUS...............................................................21
DESCRIPTION OF SHARES....................................................25
PERFORMANCE INFORMATION..................................................26
FINANCIAL STATEMENTS.....................................................27

                         GENERAL INFORMATION AND HISTORY


       Lord Asset Management Trust (the "Trust") is organized as a business trust under the laws of Delaware and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust has one series of Shares: The Thomas White World Fund (the "Fund").

                       INVESTMENT OBJECTIVES AND POLICIES

     Investment Policies. The investment objective and policies of the Fund are described in the Fund's Prospectus under the heading "General Description - Investment Objective and Policies."

     Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Thomas White International, Ltd., (the "Investment Manager") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

     Loans  of   Portfolio   Securities.   The  Fund  may  lend  to  banks   and
broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral
(consisting  of  any  combination  of  cash,  U.S.   Government   securities  or
irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

     Debt Securities. The Fund may invest in debt securities which are rated in any rating category by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Services ("S&P") or which are not rated by Moody's or S&P. As an operating policy, the Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody's or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Investment Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

       Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's Shares.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

       Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

       The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its net income to Shareholders (see "Tax Status"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

       Recent legislation, which requires federally-insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on the Fund's net asset values and investment practices.

     Futures Contracts. The Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

     The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

     At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid, high grade debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's Custodian. When selling a futures contract, the Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

     Options on Securities, Indices and Futures. The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

     An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

     The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

     The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Objectives and Policies - Investment Restrictions."

     Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

     The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

     Foreign Market Risks. The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the possibly substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Fund's receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve increased risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's Shareholders.

     Brady Bonds. The Fund may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds may be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be considered speculative.

     Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

     The Fund may also invest up to 10% of its total assets in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the 15% limitation on investments in illiquid securities.

     Investment   Restrictions.   The  Fund  has  imposed  upon  itself  certain
investment restrictions which, together with its investment objective, are fundamental policies except as otherwise indicated. No changes in the Fund's investment objective or these investment restrictions can be made without the approval of the Fund's Shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the Shares of the Fund present at a Shareholders' meeting at which more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund.

In accordance with these restrictions, the Fund will not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's prospectus).

2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

4. Loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an "industry" with respect to securities issued by it.

8. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies - Trading Policies" as to transactions in the same securities for the Fund and/or other clients with the same adviser.)

9.        Invest in physical commodities.

     If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

     Additional Restrictions. The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

1.        Purchase more than 10% of a company's outstanding voting securities.

2. Invest more than 15% of the Fund's net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the
          Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the limitation on investment in illiquid securities.

Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund's acquisition of such security or property. Any change in the percentage of the Fund's assets committed to certain securities or investment techniques resulting from market fluctuations or other changes in the Fund's total assets way warrant corrective action by the Investment Manager, such as selling or closing out the investment in a manner intended to minimize market or tax consequences to the Fund. The value of a Fund's assets is calculated as described in its Prospectus under the heading "How to Buy Shares of the Fund."

     Risk Factors. The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

     The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

     The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policy of the Fund, the Investment Manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     There are additional risks involved in futures transactions. These risks relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security or securities index written by the Fund is covered by an option on the same security or index purchased by the Fund, movements in the security or index may result in a loss to the Fund. However, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Trading Policies. The Investment Manager serves as investment adviser to other clients. Accordingly, the respective portfolios of the Fund and such clients may contain many or some of the same securities. When the Fund and other clients of the Investment Manager are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for the Fund. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

     Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between the Fund and other clients of the Investment Manager under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.


                             MANAGEMENT OF THE TRUST

The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Executive Officers of the Trust are as follows:


Name, Address and                         Principal Occupation
Offices with Trust                        During Past Five Years

Thomas S. White, Jr.*                     Chairman of Thomas White International, Ltd.;
440 S. LaSalle St.                        former Managing Director, Morgan Stanley Asset Management
Suite 3900
Chicago, IL 60605
Trustee, President
Age: 54

Brandon S. Joel                           Mutual Fund Administrative Manager of Thomas White International,
440 S. LaSalle St.                        Ltd.; former Senior Mutual Fund Accountant, John Nuveen & Co.
Suite 3900
Chicago, IL 60605
Treasurer
Age: 28

Douglas M. Jackman                        Analyst and Vice President of Thomas White International, Ltd.;
440 S. LaSalle St.                        formerly with Morgan Stanley, involved with equity analysis and
Suite 3900                                foreign exchange
Chicago, IL 60605
Vice President and
 Secretary
Age: 30

Jill F. Almeida                           Retired; former Vice President, Security
1448 N. Lake Shore Dr.                    Pacific Bank
Chicago, IL 60610
Trustee
Age: 48

Philip R. Haag                            President, The Monroe Group, Inc. (Manufacturing Management/Automotive)
535 Balsam
Palatine, IL  60045
Trustee
Age: 35

Nicholas G. Manos*                        Attorney (of counsel), Gesas, Pilati & Gesas,
53 W. Jackson Blvd.
Suite 528
Chicago, IL 60604
Trustee
Age: 74

Edward E. Mack III                        President, Mack & Parker (Insurance)
55 East Jackson Street
Chicago, IL 60604
Trustee
Age: 54

Michael R. Miller                         Self-employed business management consultant
22160 N. Pepper Road
Barrington, IL 60010
Trustee
Age: 57

John N. Venson                            Medical Doctor (podiatry)
310 Meadowlake Lane
Lake Forest, IL  60045
Trustee
Age: 50


     * Messrs. White and Manos are "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Manos is the father-in-law of Mr. White.

     The Trust pays each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, an annual fee of $3,000. For the fiscal year ended October 31, 1997, the Trust paid the following compensation to all Trustees of the Trust:



                             Aggregate        Pension or Retirement     Estimated Annual      Total Compensation
                           Compensation        Benefits Accrued as       Benefits Upon
                                                 Fund Expenses            Retirement
--------------------------------------------------------------------------------------------------------------------

Thomas S. White, Jr.              $0                     $0                     $0                     $0

Jill F. Almeida                 $3,000                   $0                     $0                   $3,000

Philip R. Haag                  $3,000                   $0                     $0                   $3,000

Nicholas G. Manos                 $0                     $0                     $0                     $0

Edward E. Mack, III             $3,000                   $0                     $0                   $3,000

Michael R. Miller               $3,000                   $0                     $0                   $3,000

John N. Venson                  $3,000                   $0                     $0                   $3,000


                             PRINCIPAL SHAREHOLDERS

     As of January 31, 1998, there were 3,853,798 Shares of the Fund outstanding, of which 77,473 Shares (2.01%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Fund as a group. As of January 31, 1998, John Wm. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 2,920,581 Shares (75.78%) of the Fund and on that basis may be able to control the resolution of any matter submitted for a Shareholder vote.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     Investment Manager Agreement. The Investment Manager of the Fund is Thomas White International, Ltd., (the "Investment Manager"), an Illinois corporation with offices in Chicago, Illinois. The Investment Management Agreement between the Investment Manager and the Trust on behalf of the Fund, dated March 10, 1995, was approved by the Board of Trustees, including approval by a majority of the Trustees who were not parties to the Investment Management Agreement or interested persons of any such party, at a meeting on March 4, 1997 and will continue through March 10, 1998. The Investment Management Agreement will continue from year to year, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

     The Investment Management Agreement requires the Investment Manager to furnish the Fund with investment research and advice. In so doing, without cost to the Fund, the Investment Manager may receive certain research services described below. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Fund, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Fund, although certain of these expenses may be borne by the Investment Manager. In addition, the Investment Manager may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers in connection with the provision of administrative services and/or with the distribution of the Fund's Shares.

     The Investment Management Agreement provides that the Investment Manager will select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Trust's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Manager and other investment advisory clients of the Investment Manager, as well as the Fund, the value of such services is indeterminable and the Investment Manager's fee is not reduced by any offset arrangement by reason thereof.

     When the Investment Manager determines to buy or sell the same securities for the Fund that the Investment Manager has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Investment Manager, with approval by the Trust's Board of Trustees, to be impartial and fair, in order to seek good results for all parties (see "Investment Objective and Policies--Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Fund are available for inspection at least four times annually by the Compliance Officer of the Trust so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

     The Investment Management Agreement further provides that the Investment Manager shall have no liability to the Trust, the Fund or any Shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Investment Management Agreement. The Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Fund (as defined by the 1940 Act).

     The Trust uses the names "Lord Asset Management" and "Thomas White" in the names of the Trust and the Fund, respectively, by license from the Investment Manager and would be required to stop using those names if Thomas White International, Ltd., ceased to be the Investment Manager of the Fund. The Investment Manager has the right to use those names in connection with other enterprises, including other investment companies.

     Management Fees. For its services, the Fund pays the Investment Manager a monthly fee at the rate of 1.00% annually of the Fund's average daily net assets. For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid the Investment Manager aggregate investment advisory fees equal to $442,129, $366,749 and $239,761, respectively.

     The amount of such fee would be reduced by the amount by which the Fund's annual expenses for all purposes (including the investment management fee) except taxes, brokerage fees and commissions, and extraordinary expenses such as litigation, exceed any applicable state regulations.

     Transfer Agent. Firstar Trust Company serves as the transfer and dividend disbursing agent for the Fund pursuant to the transfer agency agreement (the "Transfer Agent Agreement"), under which Firstar (I) issues and redeems shares,
(ii) prepares and transmits payments for dividends and distributions declared by the Fund, (iii) prepares shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable the Fund to monitor the total number of shares sold in each state. Firstar is located at 615 East Michigan Street, Milwaukee, WI 53202. Compensation for the services of the Transfer Agent is based on a schedule of charges agrees on from time to time.

     The Investment Manager is wholly owned by Thomas S. White, Jr.

     Custodian. State Street Bank and Trust Company serves as Custodian of the Fund's assets, which are maintained at the Custodian's principal office, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

     Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is legal counsel for the Trust.

     Independent Accountants. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Fund's financial statements and review of the Fund's filings with the Securities and Exchange Commission and the Internal Revenue Service.

     Reports to Shareholders. The Trust's fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent accountants.

                              BROKERAGE ALLOCATION

     The Investment Management Agreement provides that the Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Trust's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

1. Purchase and sale orders will usually be placed with brokers who are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

2. In selecting brokers for portfolio transactions, the Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

3. The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28 (e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the company and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3 (a) (35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the company and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Investment
               Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (I) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Trust and the Investment Manager are useful to the Investment Manager in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

5. Sales of the Fund's Shares (which shall be deemed to include also shares of other investment companies registered under the 1940 Act which have the same investment adviser) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in under writings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

     Insofar as known to management, no Trustee or officer of the Trust, nor the Investment Manager or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Fund. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the
Investment Manager, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

     For the fiscal year ended October 31, 1995, the Fund paid brokerage commissions in the amount of $88,815, of which $28,289, representing $7,473,276 of securities purchases, was paid to broker-dealers that provided research services to the Investment Manager. For the fiscal year ended October 31, 1996, the Fund paid brokerage commissions in the amount of $89,686, of which $65,964, representing $24,647,997 of securities transactions, was paid to broker-dealers that provided research services to the Investment Manager. For the fiscal year ended October 31, 1997, the Fund paid brokerage commissions in the amount of $93,412, of which $79,609, representing $29,926,932 of securities transactions, was paid to broker-dealers that provided research services to the Investment Manager.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     The Prospectus describes the manner in which the Fund's Shares may be purchased and redeemed. See "How to Buy Shares of the Fund" and "How to Sell Shares of the Fund." Shares of the Fund are offered directly to the public by the Fund. The Fund employs no Distributor.

     At the discretion of the Fund, investors may be permitted to purchase Fund Shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor's basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

     Net asset value per Share is determined as of the close of business on the New York Stock Exchange, which generally is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the New York Stock Exchange is closed, which currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

     The Board of Trustees may establish procedures under which the Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the New York Stock Exchange is closed other than for customary weekend and holiday closings, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other period as the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund's Shares.


                                   TAX STATUS



     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     The Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income (which includes, among other items, dividends and interest) and to distribute at least annually any realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Code, the Fund intends to qualify annually as a regulated investment company under the Code. The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a non deductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

     Dividends of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) will generally be taxable to Shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year by not more than 18 months and are subject to a maximum tax rate of 28%. Distributions will be subject to these capital gains rates regardless of how long a Shareholder has held Fund Shares, and are not eligible for the dividends-received deduction. All dividends and distributions are taxable to Shareholders, whether or not reinvested in Shares of the Fund. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.



     Distributions by the Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by the Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass through" to the Fund's Shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions, but such a Shareholder may be eligible to claim the foreign tax credit (see below). Each Shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its Shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its Shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

     Certain options and futures and foreign currency forward contracts in which the Fund may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40") however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.


     Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares.

     Upon the sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the Shareholder's holding period for the Shares is more than 18 months, and a maximum tax rate of 28% if the Shareholder's holding period for the Shares is more than one year but not more than 18 months. Gain from the disposition of Shares held not more than one year will be taxed as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund's Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the Shareholder with respect to such Shares.

     The Fund  generally  will be required to withhold  Federal  income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

     Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions and redemptions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences relating to an investment in the Fund. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.



                              DESCRIPTION OF SHARES

     The Shares of the Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of the Fund, together with all income, earnings, profits and proceeds thereof, belongs to the Fund and is charged with liabilities in respect of the general liabilities of the Trust. The net asset value of a Share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on Shares of the Fund only out of lawfully available assets belonging to the Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of the Fund will be entitled, to the assets belonging to the Fund out of assets of the Trust available for distribution.

     The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                            PERFORMANCE INFORMATION

       The  Fund  may,   from  time  to  time,   include  its  total  return  in
advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five, or ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Total return for a period is the percentage change in value during the period of an investment in Fund shares. All total return figures reflect the deduction of a proportional share of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Total return for the fiscal year ended October 31, 1997 was 15.80%. The average annual total return from June 28, 1994 (commencement of operations) through October 31, 1997 was 13.52%. Cumulative total return for the same period was 52.77%.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     From time to time, the Fund and the Investment Manager may also refer to the following information:

(1)     The   Investment   Manager's  and  its   affiliates'   market  share  of
        international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

(3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corp., Morgan Stanley Capital International or a similar financial organization.

(4)     The geographic distribution of the Fund's portfolio.

(5)     The   gross   national   product   and   populations,    including   age
        characteristics,   of  various   countries   as   published  by  various
        statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

     In addition, the Fund and the Investment Manager may also refer to the number of shareholders in the Fund or the dollar amount of fund and private account assets under management in advertising materials.

                              FINANCIAL STATEMENTS

     The Trust's audited financial statements for the Fund, including the related notes thereto, dated October 31, 1997, are incorporated by reference in the SAI from the Annual Report of the Trust dated as of October 31, 1997. A copy of the report delivered with this SAI should be retained for future reference.

                                        PART C

                                  OTHER INFORMATION

          Item 24.  Financial Statements and Exhibits

                    (a) Financial Statements: Audited financial statements as of October 31, 1997 are incorporated by reference in Part B of the Registration Statement from the Trust's Annual Report dated as of October 31, 1997 and include the following:

                              Independent Auditor's Report
                              Statement of Assets and Liabilities
                              Statement of Operations
                              Statement of Changes in Net Assets
                              Notes to Financial Statements
                              Investment Portfolio

                    (b)  Exhibits:

                      (1)     Trust Instrument(2)

                      (2)     By-Laws(2)

                      (3)     Not Applicable

                      (4)     Not Applicable

                      (5)     Form of investment management agreement (1)

                      (6)     Not Applicable

                      (7)     Not Applicable

                      (8)     Form of custody agreement (1)

                      (9)     (a)  Form of transfer agent agreement (1)

                              (b)  Form of blue sky compliance servicing
                                   agreement (1)

                     (10)     Opinion and consent of counsel(2)

                     (11)     Consent of independent public accountants

                     (12)     Not Applicable

                     (13)     Initial capital agreement(2)

                     (14)     Not Applicable

                     (15)     Not Applicable

                     (16)     Form of computation of performance
                              evaluations(2)

                     (18)     Not Applicable

                     (19)    (a) Powers of attorney for Messrs.  White, Miller,
                              Haag, Manos, and Mack, and for Ms. Almeida(2)
                              (b) Powers of attorney for Messrs. Joel and Venson
                              (1)

                     (20)     Secretary's certificate pursuant to Rule
                              483(b)(2)

                     (27)     Financial data schedule
          -------------------

          (1) Filed with Post-Effective Amendment No. 2 to Registrant's Registration Statement on February 28, 1996.

          (2) Filed with Post-Effective Amendment No. 4 to Registrant's Registration Statement on December 31, 1997.

          Item 25.  Persons Controlled by or Under Common Control with
                    Registrant

                    None.

          Item 26.  Number of Record Holders

                    Shares of Beneficial Interest, par value $0.01 per share: 93 shareholders as of November 30, 1997.

          Item 27.  Indemnification

                    Reference is made to Article X, Section 10.02 of the Registrant's Trust Instrument, which is filed herewith.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

          Item 28. Business and Other Connections of Investment Advisers and their Officers and Directors

                    The business and other connections of Thomas White International, Ltd. are described in Parts A and B.

                    For  information   relating  to  the  investment   advisers'
                    officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Thomas White International, Ltd.

          Item 29.  Principal Underwriters

                    Not Applicable.

          Item 30.  Location of Accounts and Records

                    The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Thomas White International, Ltd., 440 South LaSalle Street, Chicago, Illinois 60605-1028.



Item 31. Management Services

                    Not Applicable.

          Item 32.  Undertakings

                    (a)  Not Applicable.

                    (b) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.

                    (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, D.C. on this 27th day of February, 1998.

                           Lord Asset Management Trust

                        By:     *
                             Thomas S. White, Jr.
                             President

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A has been signed below by the following persons on behalf of Lord Asset Management Trust in the capacities and on the date indicated:



          Signature                               Title                         Date

               *                                  Trustee and President         February 27, 1998
          Thomas S. White, Jr.                   (Principal Executive
                                                  Officer)

               *                                  Treasurer (Principal          February 27, 1998
          Brandon S. Joel                         Financial and
                                                  Accounting Officer)

               *                                  Trustee                       February 27, 1998
          Michael R. Miller

               *                                  Trustee                       February 27, 1998
          Jill F. Almeida
                                                  Trustee                       February 27, 1998
               *
          Philip R. Haag

               *                                  Trustee                       February 27, 1998
          Nicholas G. Manos

               *                                  Trustee                       February 27, 1998
          Edward E. Mack, III

               *                                  Trustee                       February 27, 1998
          John N. Venson


          *By: /s/ William J. Kotapish
               William J. Kotapish
               as attorney-in-fact

          * Powers of Attorney are included as exhibits in Post-Effective Amendment No. 2 filed February 28, 1996 and in Post-Effective Amendment No. 4 filed December 31, 1997.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                      FILED
                                      WITH


                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-1A


                           LORD ASSET MANAGEMENT TRUST


Exhibit Number                  Description


11                              Consent of independent public accountants

27                              Financial data schedule